United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2024

iCoreConnect Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

529 Crown Point Road, Suite 250 Ocoee, FL	34761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 810-7706

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ICCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [☒]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

On May 22, 2024, iCoreConnect, Inc. (the “Company”) issued an unsecured note in the aggregate principal amount of $500,000 (the “Note”) to a single lender. The Note matures on November 15, 2025 (the “Maturity Date”), unless earlier repaid. On the Maturity Date, all principal and interest will be due along with an origination amount of $65,000. Commencing November 15, 2024, interest will accrue on the outstanding principal and the origination amount at the rate of 15% per annum; provided that the interest rate will automatically increase by 1.5% per month, compounded monthly upon the occurrence of an event of default.

If the Company completes a transaction or series of related transactions pursuant to which a material portion of the Company’s outstanding debt is paid, refinanced, recapitalized, compromised, or otherwise satisfied, then all amounts under the Note will become immediately due and payable. If the Company does not repay the Note, including the origination amount, prior to November 15, 2024, the Company shall be required to issue the lender 225,000 shares of Company common stock (the “Rollover Shares”).

The Note contains standard and customary events of defaults, including but not limited: (i) failure to pay to the holder any amounts when due; (ii) the failure to pay when due any other debts of the Company, and (iii) bankruptcy or insolvency of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.03 above is hereby incorporated herein by reference. The issuance of the Note and the Rollover Shares was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and/or Regulation D promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Form of Promissory Note
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document .

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2024

iCoreConnect Inc. (Registrant)

By:	/s/ Robert McDermott
Name:	Robert McDermott
Title:	President and Chief Executive Officer

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